UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 9, 2007

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, DFW Airport, Texas 75261

(Address of principal executive offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation for 2007

On January 9, 2007, the board of directors of Idearc Inc. (the “Company”) established 2007 salary levels and target incentive percentages for the Company’s named executive officers who are not covered by an employment agreement, as follows:

Name	Title	Base Salary	Target Short- Term Incentive (as a percentage of base salary)	Target Long- Term Incentive (as a percentage of base salary)
Andrew Coticchio	Executive Vice President, Chief Financial Officer and Treasurer	$425,000	80%	175%
William G. Mundy	Executive Vice President, General Counsel and Secretary	$330,000	80%	175%
Frank P. Gatto	President – Northeast	$307,400	80%	175%
Scott B. Laver	President – Mid-Atlantic	$304,300	80%	175%
W. Scott Hanle	President – West & Independent	$303,900	80%	175%

The Company anticipates that it will establish the performance and other conditions for the short- and long-term incentive awards in the near future.

One-Time Awards of Restricted Stock

The board of directors also approved one-time equity compensation awards to most of the Company’s employees pursuant to the Company’s Long Term Incentive Plan, which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on November 21, 2006. The awards included approximately 1,000,000 restricted shares of Idearc common stock and approximately 600,000 Idearc restricted stock units which will be settled in cash.

The awards to the named executives consist solely of restricted stock. Katherine J. Harless, the Company’s President and Chief Executive Officer, received an award of 200,000 shares, and each of Messrs. Coticchio, Mundy, Gatto, Laver and Hanle received an award of 44,765 shares. In general, the restricted shares will vest in three equal annual installments beginning January 9, 2008, subject to partial or full vesting if the executive’s employment terminates before January 9, 2010 for reasons other than termination by the Company for “cause” or voluntary termination by the executive, or in the event of a change in control (as defined in the Long Term Incentive Plan). The holders of the awards will be entitled to dividend equivalents, subject to the same vesting conditions as the restricted shares. The awards are subject to a restricted stock agreement substantially in the form attached hereto as Exhibit 10.1.

Special Performance Awards in Connection with Spin-Off from Verizon Communications, Inc.

The board of directors also approved special performance awards, payable in cash, to designated employees in recognition of their efforts in connection with the Company’s spin-off from Verizon Communications Inc. The total amount of the special performance awards was $2,170,000. The amounts paid to the Company’s named executive officers are as follows:

Name	Title	Special Performance Award
Katherine J. Harless	President and Chief Executive Officer	$400,000
Andrew Coticchio	Executive Vice President, Chief Financial Officer and Treasurer	$100,000
William G. Mundy	Executive Vice President, General Counsel and Secretary	$150,000
Frank P. Gatto	President – Northeast	$100,000
Scott B. Laver	President – Mid-Atlantic	$150,000
W. Scott Hanle	President – West & Independent	$75,000

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

By:	/s/ William G. Mundy
Name:	William G. Mundy
Title:	Executive Vice President,
General Counsel and Secretary

Date: January 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement